UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 16, 2012

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ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2012, Ascent Solar Technologies, Inc. appointed Mr. Winston Xu (aka Xu Biao) as a member of its Board of Directors.

Mr. Xu currently serves as Chairman of Radiant Group which he founded in 1997, and as the Chairman of TFG Radiant Investment Group Ltd. ("TFG Radiant"), a private investment firm based in Singapore that is a joint venture between Radiant Group and Tertius Financial Group. Mr Xu has more than 15 years of experience with investments and operations for a broad spectrum of business start-ups, developments, turnarounds and private equity investments. As a Fellow Chartered Institute of Building member, Mr. Xu is an industry expert in the areas of metallic roofing design and construction, building materials, manufacturing, and international trading.

He started his career in 1995 as a project manager for Shenzhen Nanli Decorate Construction Company where he designed and developed over thirty types of profiles and systems and is the owner of such intellectual property. He is a certified engineer in Construction Management from China National Institute of Engineers. He holds a Bachelor of Science degree in Industrial Design from ZhongNan Industrial University, and a MBA from QingHua University.

Mr. Xu was appointed as a Class 3 director, and we expect that he will stand for election at the Company's 2012 stockholder meeting. Mr. Xu was appointed to the Board as the designee of TFG Radiant, the Company's largest shareholder, pursuant to the Amended and Restated Stockholders' Agreement between the Company and TFG Radiant Investment Group Ltd., dated as of December 30, 2011.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated April 16, 2012, entitled "Ascent Solar Appoints New Board Member."

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

April 16, 2012	By:	/s/ Gary Gatchell
Name: Gary Gatchell
Title: Chief Financial Officer and Secretary